UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2005


                                   VOIP, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


         Texas                       0-28985                       75-2785941
------------------------      ---------------------          -------------------
(State of Incorporation)      (Commission File No.)             (IRS Employer
                                                             Identification No.)


         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (954) 434-2000
                                 --------------
              (Registrant's telephone number, including area code)

Item 1.01  Entry into a Material Definitive Agreement

Employment Agreements

Agreement With Mr. Bill Burbank
-------------------------------

      On October 18, 2005, VoIP, Inc. (the "Company") entered into an employment agreement (the "Burbank Employment Agreement" with Mr. Bill Burbank, the Chief Operating Officer of the Company. The Burbank Employment Agreement is for a term of three years (unless terminated earlier pursuant to its terms ). Mr. Burbank will receive a salary of $13,500 per month through December 31, 2005, and thereafter will receive $15,500 per month. Upon execution of the Burbank Employment Agreement , Mr. Burbank was issued 500,000 shares of restricted common stock and warrants to purchase 500,000 shares of the Company's common stock, at a purchase price of $1.50 per share. In addition, Mr. Burbank was granted non-qualified stock options to purchase 500,000 shares of common stock at an exercise price of $1.56. Mr. Burbank will be eligible to participate in the Company's various benefit plans that are available to other executive officers of the Company. Mr. Burbank will be entitled to receive severance payments if his employment is terminated in certain circumstances. The Burbank Employment Agreement contains customary confidentiality and non-competition covenants. The above summary is qualified in its entirety by reference to the complete text of the Burbank Employment Agreement, a copy of which is filed as
Exhibit 10.1 hereto.

Employment Agreement with Mr. David Sasnett
-------------------------------------------

      On October 18, 2005, the Company entered into an employment agreement (the "Sasnett Employment Agreement" with Mr. David Sasnett. Mr. Sasnett will serve as the Chief Financial Officer of the Company. The Sasnett Employment Agreement is for a term of three years (unless terminated earlier pursuant to its terms ). Mr. Sasnett will receive a salary of $10,416.66 per month through December 31, 2005, $12,083.33 per month through December 31, 2006, $13,750 per month through December 31, 2007 and $15,416.67 per month through December 31, 2008, provided the Sasnett Employment Agreement is in effect. Upon execution of the Sasnett Employment Agreement , Mr. Sasnett was granted non-qualified stock options to purchase 300,000 shares of common stock, at an exercise price equal to the closing price of the common stock on October 18, 2005. Mr. Sasnett was issued warrants to purchase 300,000 shares of common stock, at an exercise price equal to the closing price of the common stock on October 18, 2005 and will be granted additional warrants to purchase an aggregate of 150,000 shares of common stock, at an exercise price equal to the closing price of the common stock on October 18, 2005, in six monthly increments. Mr. Sasnett will be eligible to participate in the Company's various benefit plans that are available to other executive officers of the Company. Mr. Sasnett will be entitled to receive severance payments if his employment is terminated in certain circumstances. The Sasnett Employment Agreement contains customary confidentiality and non-competition covenants. The above summary is qualified in its entirety by reference to the complete text of the Sasnett Employment Agreement, a copy of which is filed as
Exhibit 10.2 hereto.

The  disclosure  set  forth  in  "Employment   Agreement  with  Mr.  Adler"  and
"Consulting Agreement" in Item 5.02 below is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On October 18, 2005, VoIP, Inc. (the "Company") underwent a reorganization of its executive management. In connection therewith, Mr. Steven Ivester resigned as President and Chief Executive Officer, and Mr. Michael Adler, was appointed Chief Executive Officer. Mr. Ivester will remain a director of the Company. Mr. Adler will become a director of the Company ten days after the Company has mailed an Information Statement to its shareholders informing them of a change in the Board of Directors other than by means of a shareholder election. In connection with the management reorganization, the Company entered into an employment agreement (the "Adler Employment Agreement") with Mr. Adler. A copy of the Adler Employment Agreement is attached as Exhibit 10.3 hereto. The Company also entered into a Consulting Services Agreement with Mr. Ivester (the "Consulting Agreement"). A copy of the Consulting Agreement is attached as
Exhibit 10.4 hereto.

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

Mr. Adler
---------

      Mr. Adler is the founder of WQN, Inc. and has been its Chairman of the Board since its inception. The Company acquired all of the assets of WQN, Inc. on October 5, 2005. Mr. Adler owns approximately 38.5% of WQN's common stock and is an affiliate of WQN. Mr. Adler is the Chief Executive Officer of Eagle
Venture Capital, LLC, a Delaware limited liability company, formerly known as WorldQuest Networks, LLC, and a Director of Intellicall, Inc., a publicly traded manufacturer of pay phones and call processing equipment (American Stock Exchange symbol "ICL"). Mr. Adler founded Intellical in 1984 and served as Chairman or Vice Chairman of the Board from its inception until November 1993. From 1994 to July 1999, Mr. Adler was the Chairman of the Board of The Payphone Company Limited, a company that owns a wireless pay telephone network in Sri Lanka.

Employment Agreement with Mr. Adler
-----------------------------------

      On October 18, , 2005, the Company entered into the Adler Employment Agreement Mr. Adler will be the Company's Chief Executive Officer. The Adler Employment Agreement is for a term of three years (unless terminated earlier pursuant to its terms ). Mr. Adler will receive an annual salary of $144,000. Upon execution of the Adler Employment Agreement, Mr. Adler was issued 500,000 shares of restricted common stock and warrants to purchase 500,000 shares of the Company's common stock, at a purchase price of $1.50 per share. In addition, Mr. Adler was granted non-qualified stock options to purchase 500,000 shares of common stock at an exercise price of $1.56. Mr. Adler will be eligible to participate in the Company's various benefit plans that are available to other executive officers of the Company. Mr. Adler will be entitled to receive severance payments if his employment is terminated in certain circumstances. The Adler Employment Agreement contains customary confidentiality and non-competition covenants. The above summary is qualified in its entirety by reference to the complete text of the Adler Employment Agreement, a copy of which is filed as Exhibit 10.3 hereto.

Consulting Agreement
--------------------

      The Company and Mr. Ivester entered into the Consulting Agreement on October 18, 2005. Pursuant to the Consulting Agreement, Mr. Ivester will provide general business strategy, financing and product development advice. Mr. Ivester will receive $200,000 per year for his services under the Consulting Agreement, as well as a $2,500 per month vehicle allowance. Mr. Ivester will be eligible to receive bonuses, as determined by the Board of Directors. Mr. Ivester will be eligible for participation in the Company's stock option plan, as determined by the Board of Directors. Mr. Ivester is entitled to severance payments under the Consulting Agreement if the Consulting Agreement is terminated under certain circumstances. The above summary is qualified in its entirety by reference to the complete text of the Consulting Agreement, a copy of which is filed as
Exhibit 10.4 hereto.

Item 8.01 Other Events

      The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits.

            10.1 Employment Agreement, dated October 18, 2005, between the Company and Mr. Bill Burbank

            10.2 Employment Agreement, dated October 18, 2005, between the Company and Mr. David Sasnett

            10.3 Employment Agreement, dated October 18, 2005, between the Company and Mr. B. Michael Adler.

            10.4 Consulting Services Agreement, dated October 18, 2005, between the Company and Mr. Steven Ivester.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 24, 2005                  VOIP, Inc.
                                         (Registrant)


                                         By: /s/ B. Michael Adler
                                             -----------------------------------
                                                 B. Michael Adler
                                                 Chief Executive Officer


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